NET INCOME (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2015
NET INCOME (LOSS) PER SHARE [Abstract]
NET INCOME (LOSS) PER SHARE
22.	NET INCOME (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net income per share:

	For the years ended December 31,
	2013	2014	2015

Net income (loss) (numerator), basic and diluted	$20,661,649	$22,587,921	$(16,226,710)

Shares (denominator):
Weighted average ordinary shares outstanding used in computing basic net income (loss) per share	1,714,924,612	1,828,191,540	1,882,296,976
Effect of dilutive securities:
Plus incremental weighted average ordinary shares from assumed conversions of stock options, nonvested shares and warrants using the treasury stock method	36,696,728	47,328,554	-

Total weighted average shares used in computing diluted net income (loss) per share	1,751,621,340	1,875,520,094	1,882,296,976

Net income (loss) per share, basic	$0.01	$0.01	$(0.01)

Net income (loss) per share, diluted	$0.01	$0.01	$(0.01)

The dilutive effects of the options, nonvested shares and warrants are calculated using the treasury stock method. Under the treasury stock method, the proceeds from the assumed conversion of options, nonvested shares and warrants, which include the benefit of the compensation costs attributable to future services and not yet recognized, are used to repurchase outstanding ordinary shares using average market prices.

For the years ended December 31, 2013, 2014 and 2015, the Company had the following securities outstanding which could potentially dilute basic net income (loss) per share in the future, but were excluded from the computation of diluted net income (loss) per share in 2013, 2014 and 2015 as their effects would have been antidilutive:

	For the years ended December 31,
	2013	2014	2015

Options, nonvested shares and warrants	11,320,000	97,392,523	77,169,420